UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 21, 2004 (December 21, 2004)

Date of Report (Date of earliest event reported)

Core Laboratories N.V.

(Exact name of registrant as specified in its charter)

Commission File Number 001-14273

The Netherlands (State or other jurisdiction of Incorporation or organization)	Not Applicable (I.R.S. Employer Identification No.

Herengracht 424 1017 BZ Amsterdam The Netherlands (Address of principal executive offices)	Not Applicable (Zip Code)

Registrant’s telephone number, including area code: (31-20) 420-3191

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Recently, we received a request from the Securities and Exchange Commission (SEC) to provide a sworn statement and certain information regarding our participation in the United Nations Oil-for-Food Program. The SEC has issued a formal order of investigation that names more than a dozen companies involved in the Oil-for-Food program, including Core Laboratories. In our response today, we have informed the SEC that Core Laboratories does have a subsidiary that had contracts with the United Nations to monitor the quantity of oil sold by the Government of Iraq under the Oil-for-Food Program, but neither the Company nor its subsidiary purchased oil under the Oil-for-Food Program or sold any goods destined for Iraq under the Oil for Food Program.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE LABORATORIES, N.V.
Date: December 21, 2004	By:	/s/ John D. Denson
John D. Denson
General Counsel, Vice President and Secretary